EXHIBIT 99.1

Imperial Sugar Company

Investor Presentation

May 29, 2003

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Investor Presentation

May 29, 2003

Forward-Looking Statements

A number of the statements in this presentation are forward-looking statements. Except for the historical information contained in this presentation, the statements in this presentation are forward-looking statements that are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Act of 1995. Statements regarding future market prices and margins, future operating results, sugarbeet acreage, operating efficiencies, future government action, cost savings, our liquidity and ability to finance our operations, and other statements that are not historical facts contained in this presentation, are forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, including market factors, energy costs, the effect of weather and economic conditions, farm and trade policy, our ability to realize planned cost savings, the available supply of sugar, available quantity and quality of sugarbeets, actual or threatened acts of terrorism or armed hostilities, legislative, administrative and judicial actions and other factors. Forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Many of these factors are beyond our ability to control or predict. Management cautions against placing undue reliance on forward-looking statements or projecting any future results based on such statements or present or future earnings levels. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All forward-looking statements in this presentation are qualified in their entirety by the cautionary statements contained in this section and elsewhere in this presentation and in our Form 10-K for the year ended September 30, 2002, our most recent Form 10-Q reports and our other filings with the SEC. We are under no obligation to (and expressly disclaim any such obligation to) update or alter the forward-looking statements whether as a result of new information, future events or otherwise. This presentation does not constitute an offer of any securities for sale.

Note on EBITDA:

Earnings before interest, taxes, depreciation & amortization (EBITDA) is not a measure of financial performance under generally accepted accounting principles and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of liquidity. Additionally, EBITDA may not be comparable to other similarly titled measures of other companies. We have included EBITDA as a supplemental disclosure because our management believes that it provides useful information regarding our ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing our operating performance with the performance of other companies that have different financing and capital structures or tax rates. In addition, our bank credit agreement contains covenants depending on EBITDA, adjusted to exclude the effect of certain charges and credits.

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Discussion Agenda

I.	Sugar Industry Overview

II.	Company Overview

III.	Financial Overview

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Major Business Themes

Well Positioned in the Industry

Customers

Geography

Critical Mass

Brands

Strong	Balance Sheet

Competitive Differentiation

Management

IT Infrastructure

Total Selling Solution; Cross Functional Coordination

Commodities Management

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Sugar Industry Overview

Sugar Industry Overview

Sugar Value Chain

Beet Growers
Cane Growers
Sugar Beets
Beet Sugar Factory
Sugar Cane
Cane Sugar Mill
Raw Sugar
Cane Refinery
Refined Sugar
Packaging
Distribution & Logistics
Sales & Marketing
Grocery Chains
Foodservice
Food Manufacturers
Farming
Processing
Sales, Marketing & Logistics
Customers

Imperial Sugar

6

Sugar Industry Overview

Sugar Value Chain

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Sugar Industry Overview

Industry Consolidation

1988 Sugar Market Profile*

Imperial Holly 14%
Supreme 2%
American Crystal 11%
Spreckels 4%
Tate & Lyle 10%
Amalgamated 9%
C&H 7%
N. Central 5%
Savannah 19%
Monitor 1%
Amstar 17%
Delta 1%

2002-2003 Sugar Market Profile*

Imperial Sugar 23%
United Sugars 28%
Monitor 1%
Western Co-op 4%
Amalgamated 10%
C&H 6%
Flo-Sun/RSI/Domino 28%

7

Sugar Industry Overview

Industry Consolidation

1988 Sugar Market Profile*

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2002-2003 Sugar Market Profile*

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*	Sugar market profile reflects estimated cwt. marketed by company based on management’s estimates.

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Sugar Industry Overview

Cane Sugar—Processing Summary

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Sugar cane is harvested and processed into raw sugar at sugar mills near the cane fields

Raw sugar is typically 96.0-99.5% sucrose and can be readily transported in bulk

Raw sugar is not normally fit for human consumption as-is

Refineries further process the raw sugar into a range of finished products

Refining involves melting, clarifying, filtering, boiling and drying the raw sugar to remove impurities

Sugar cane refineries operate year round and can be located near the mills or near the centers of consumption

Drivers of cane sugar manufacturing economics include daily production rate (melt), sucrose refining losses and operating efficiency

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Sugar Industry Overview

Beet Processing Summary

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Growers harvest beets and deliver to the factory or receiving station

Beets are perishable—in cold climates they can be piled but in warm climates they are processed immediately

Beet factories are located in the beet growing area

Beets are sliced and processed directly into refined sugar

Drivers of efficient beet operations include:

Beet acreage

Beet tonnage

Beet quality

Sugar recovery from beets

Operating efficiency

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Sugar Industry Overview

Industry Dynamics

Sugar Sources*

Domestic Beet - 44%

Domestic Cane - 39%

Imports (raw cane) - 17%

Sugar Uses**

- Bakery & Cereal - 23%
- Confectionary & Related - 13%
- Ice Cream & Dairy - 6%
- Wholesale Grocers & Dealers - 27%
- Retail Grocers & Chain Stores - 13%
- All Other Uses - 18%

Imperial Sugar Company 10

Sugar Industry Overview

Industry Dynamics

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*	Source data based on USDA World Agricultural Supply & Demand Estimates (WASDE) report 398.
**	Use data based on the March 2003 USDA Farm Service Agency Sweetener Market Data Report.

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Sugar Industry Overview

U.S. Sugar Deliveries for Human Consumption

HFCS Incursion
Million Tons Raw Value
Fiscal Year
11
10
9
8
7
6
5
4
3
2
1
-
81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03E 04E

Imperial Sugar Company

11

Sugar Industry Overview

U.S. Sugar Deliveries for Human Consumption

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Historical data from USDA Sugar & Sweeteners Yearbook Table #20. 2003/4 estimates are from WASDE report 398

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Sugar Industry Overview

Historical Pricing Trends

$33.00
$31.00
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$/cwt.
Apr-83
Apr-84
Apr-85
Apr-86
Apr-87
Apr-88
Apr-89
Apr-90
Apr-91
Apr-92
Apr-93
Apr-94
Apr-95
Apr-96
Apr-97
Apr-98
Apr-99
Apr-00
Apr-01
Apr-02
Apr-03
Refined Equivalent Raw Sugar Price
Wholesale Refined Midwest Price

Imperial Sugar Company

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Sugar Industry Overview

Historical Pricing Trends

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Source: NYBOT (raw prices) and Milling & Baking News (refined Midwest)

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Sugar Industry Overview

U.S. Sugar Policy Background

<u>2002 Farm Bill Sugar Mechanisms</u>

Marketing Allotments
Import Quotas
Domestic Sugar Supply
Minimum Support Price
Purchased Refined Sugar / Payment in Kind ("PIK")

13

Sugar Industry Overview

U.S. Sugar Policy Background

Governments of every major sugar producing nation intervene to protect their domestic industry

U.S. policy in place since 1934

New Farm Bill in 2002 will run through 2008

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Sugar Industry Overview

U.S. Sugar Policy Background

Marketing Allotments

New policy tool to control domestic supply

Remains in place while imports are below 1.53 million short tons

Discourages expansion of domestic cane and beet supplies

Affects primary processor (i.e. cane mills and beet factories)

Based on 3 year lookback to the 1998/99 through 2000/01 crop years

55% beet / 45% cane

Minimum Support Price

Processors can surrender crop to USDA if prices are below $18.00 per cwt for cane raw sugar FOB mill (about $20.50 delivered to refineries); $22.90 per cwt FOB plant for beet refined

Import Tariff Rate Quotas

Fixed annually by the USDA for approximately 40 countries subject to a 1.25 million short ton minimum

PIK Payments

USDA may use payments in kind to “buy out” acreage from producers

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Sugar Industry Overview

U.S. Sugar Policy Background

NAFTA – Mexican Access to the U.S.

Under negotiation

Mexican access reduced during negotiations

Imports of around 250,000 short tons per year have been discussed

Imports can be raw or refined sugar

USDA could “buy out” Mexican access

Open market in 2008

Declining tier two duty

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Sugar Industry Overview

Market Outlook Supply / Demand – 1,000 Short Tons Raw Value

USDA Historical Sugar Supply and Demand
	1996-97	1997-98	1998-99	1999-00	2000-01	Estimate 2001-02 (1)	Projection 2002-03 (1)	Projection 2003-04 (1)
Beginning Stocks	1,492	1,488	1,679	1,639	2,219	2,180	1,281	1,601
Beet Production	4,013	4,389	4,423	4,976	4,640	3,914	4,450	4,450
Cane Production	3,191	3,631	3,952	4,065	4,072	3,992	3,950	4,145
Total Production	7,204	8,020	8,375	9,041	8,712	7,906	8,400	8,595
Imported Stocks	2,774	2,163	1,824	1,591	1,503	1,150	1,265	1,221
Other				45	45	377	400	385
Total Supply	11,470	11,671	11,878	12,316	12,479	11,613	11,346	11,802
Exports				124	135	137	155	150
Domestic Consumption	9,983	9,992	10,238	9,973	10,218	10,195	9,590	10,050
Total Use	9,983	9,992	10,238	10,097	10,353	10,332	9,745	10,200
Ending Stocks	1,487	1,679	1,640	2,219	2,126	1,281	1,601	1,602
Stocks-to-Use	14.9%	16.8%	16.0%	22.0%	20.5%	12.4%	16.4%	15.7%

Source: USDA reports - fiscal years beginning Oct. 1

(1) USDA WASDE report 398

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Company Overview

Company Overview

Company History

1843	Imperial Sugar Company’s predecessor is founded in Sugar Land, Texas
1924	Imperial Sugar Company is incorporated
1988	Acquires Holly Sugar Corporation
1996	Acquires Spreckels Sugar Company
1997	Acquires Savannah Foods & Industries, Inc.
1998	Acquires Wholesome Sweeteners L.L.C.
Acquires Diamond Crystal Specialty Foods, Inc.
2001	January—files for protection under Chapter 11 of the Bankruptcy code
April—sells nutritional business of DCB to Hormel Foods
August—emerges from Chapter 11
December—sells King Packaging to Tyco
2002	February—sells Michigan Sugar Company to grower cooperative
June—sells Worland, Wyoming beet factory to grower cooperative
October—sells Rocky Mountain factories to American Crystal Sugar Company
December—sells Diamond Crystal Brands to Hormel
—obtains new $175 million credit facility
2003	April—listed on the NASDAQ National Market

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Company Overview

Business Overview

Imperial is a leading manufacturer and marketer of sugar products in the United States

Refined Sugar

Granulated

Liquid

Brown

Powdered

Specialty Sugar

Savannah Gold™

Edible molasses

Syrups

Sucanat

Sugar produced from organically grown sugar cane

Specialty sugars used in confections, fondants, & icings

Byproducts

Beet Pulp

Molasses

Beet Seed

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Company Overview

Business Overview

Key Company Strengths

Strong brand names in regional markets

Strong account relationships

Able to serve industrial customers from coast-to-coast

Well-run, strategically located operating facilities

Operations sourced in both beet and cane

Strong, long-standing relationships with growers

Experienced senior management team

Middle management with significant operating experience

Strong balance sheet

Advanced IT infrastructure relative to competition

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Company Overview

Business Overview

Disadvantages

Non-integrated producer

Public company

No secrets

Different time frame

Lingering bankruptcy skepticism among some stakeholders

Internal procedures still being refined

Restricted capital spending in recent years

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Company Overview

Experienced Management Team

Start Date
Bob Peiser	President & Chief Executive Officer	04/02
Bill Schwer	SVP—General Counsel	08/88
Duffy Smith	SVP—Operations	09/99
Patrick Henneberry	SVP—Commodities Management	07/02
Darrell Swank	SVP—Chief Financial Officer	09/02
Lee Van Syckle	SVP—Sales & Marketing	11/02
?	SVP—Human Resources	June
Brian Harrison	VP—Operations	04/80
Hal Mechler	VP—Finance & Accounting	06/88
George Muller	VP—Chief Information Officer	03/97
Baxter Gladden	VP—Customer Service & Logistics	06/00
Arthur Saxby	VP—Marketing	08/02
Chris Armero	VP—Strategic Planning	09/02

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Company Overview

Business Strategy

Strengthen position as leading manufacturer and marketer of refined sugar products in the United States, through focus on:

Strong brands

Value-added products

Innovative packaging concepts

Value chain optimization

Cost efficiency

Primary components of this strategy are:

Strengthening the management team (substantially completed)

Improving the balance sheet (substantially completed)

Improving the business through executing on “4-pronged” operating approach:

Customer partnering

Grower and key supplier relationships

Internal (operations and administrative)

Financial stability

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Company Overview

Dominant Brand Names in Grocery & Industrial Products

Spreckels
GRANULATED
SUGAR
Dixie Crystals
PURE CANE
SUGAR
Imperial
Pure Cane
Sugar
HOLLY
SUGAR
PIONEER
SUGAR

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Company Overview

Dominant Brand Names in Grocery & Industrial Products

Imperial Sugar is the leading brand in the Southwest United States

Dixie Crystals is the leading brand in the Southeast United States

Only domestic sugar provider with two leading brand names

Also markets Pioneer, Holly, and Spreckels brands

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Company Overview

Long-Standing Customers

The Company benefits from long-standing relationships with its major customers in industrial, grocery, and foodservice sales

Imperial’s top customers are leaders in their respective industries

Imperial or its predecessors have conducted business with most of its top customers for over 15 years

5-year supply contract with Hormel (Diamond Crystal Brands)

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Company Overview

Strategically Located Operating Facilities

Imperial Sugar
Imperial Sugar
Imperial Sugar
Imperial Sugar

Imports

- Imperial Cane Refineries
- Imperial Beet Factories

- Sugar Cane Growing State
- Sugar Beet Growing State

Imperial Sugar Company

26

Company Overview

Strategically Located Operating Facilities

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Financial Overview

Production Capacity

	Fiscal 2002 Production (Million cwt.)	Daily Melt Capacity (cwt.)	Annual Capacity (Million cwt.)
Cane Sugar Facilities
Port Wentworth, Georgia	16.5	63,000	17.7
Gramercy, Louisiana	10.1	45,000	12.7
Sugar Land, Texas	7.4	—	—
Total	34.0	108,000	30.4
	Fiscal 2002 Production (Million cwt.)	Daily Slice Capacity (tons)	Annual Capacity (Million cwt.)
Beet Sugar Facilities
Brawley, California	2.6	9,000	2.8
Mendota, California	1.6	4,000	2.3
Total	4.2	13,000	5.1
		Total	35.5

Source: Company analysis

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Company Overview

Raw Sugar Supply Contracts (Cane)

Louisiana

80-90% contracted on an agreement with Louisiana producers that matures in September 2005

Flexible pricing, quantity and delivery

Close working relationship

Balance of needs purchased on spot contracts

2 refineries (Imperial & Domino) and 2 major grower groups (LSCPI & Patout)

Georgia

80-100% contracted on annual contracts

Market pricing

Balance of needs can be bought on the spot market

Numerous potential suppliers

Amerop

Cargill

C. Czarnikow

ED&F Man

Louis Dreyfus

Marubeni

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Company Overview

Beet Purchase Contracts

All beet purchase contracts are based on a percentage of net selling price less marketing & packaging fees:

60% of net selling price represents cost of beets

Contract terms

Sugar / purity specifications

Renegotiated annually

Initial payments (80%) made to growers weekly for prior week’s deliveries

Growers pay carrying charge on large crops

In-bound freight participation by growers

Mendota

Approximately 125 growers / 25,000 acres

Brawley

Approximately 70 growers / 25,000 acres

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Company Overview

Customer Overview

Gross Sales*
FY 2002
Food Service
14%
Consumer
30%
Industrial
56%

Source: Company analysis

* Excludes foodservice business sold to Hormel

Imperial Sugar Company

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Company Overview

Customer Overview

Imperial markets a wide range of products to three primary customer groups, industrial, consumer, and foodservice:

Gross Sales*

FY 2002

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Source: Company analysis

* Excludes foodservice business sold to Hormel

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Company Overview

Industrial Sales

FY 2002
14%
30%
56%
Industrial Sales by Region
Industrial Sales by Product Line
14%
16%
17%
18%
35%
West
Southwest
North Central
Southeast
Other
1%
46%
53%
Bulk
Bags & Specialties
Other

Source: Company analysis

31

Company Overview

Industrial Sales

The Company participates in the industrial business in all regions of the United States marketing bulk sugar, bag granulated and value added products like powdered and brown sugars.

Top 10 customers represent approximately 40% of industrial business revenue.

FY 2002

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Industrial Sales by Region

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Industrial Sales by Product Line

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Source: Company analysis

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Company Overview

Industrial Sales – Marketing Strategy

Apply the basics of consumer marketing to industrial customers

Collaborative forecasting

Customer profitability

Consultative selling

Provide value added products and services that can help lower the customer’s total cost of operation

Compound crystallized sugar

Customer logistics

Collaborative business planning

Vendor managed inventory

Extranet - secure 24-hour internet based customer self-service center

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Company Overview

Consumer Sales

FY 2002
56%
14%
30%

Consumer Sales by Region

18%
32%
50%
Southeast
Southwest
Other

Consumer Sales by Product Line

2%
34%
64%
Branded
Private Label
Other

Source: Company analysis

33

Company Overview

Consumer Sales

The Company’s consumer business is primarily focused in the Southeast and Southwest regions of the United States selling both branded and private label products

The Company’s strategic focus is expanding the value added brands of Imperial and Dixie Crystals

Top 10 customers represent approximately 60% of consumer business revenue

FY 2002

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Consumer Sales by Region

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Consumer Sales by Product Line

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Source: Company analysis

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Company Overview

Retail Market Share in Core Markets

Imperial Brand

40%
3%
2%
2%
53%
Imperial
Holly
C & H
Private Label
Other

Dixie Brand

31%
3%
4%
62%
Dixie
Domino
Private Label
Other

<u>Core Markets</u>:
Dallas/Ft. Worth
Houston
San Antonio
Corpus Christi

<u>Core Markets</u>:
Atlanta
Jacksonville
Miami/Ft. Lauderdale
Orlando
Tampa/St. Petersburg
Raleigh/Greensboro
Charlotte
South Carolina
Knoxville

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Company Overview

Retail Market Share in Core Markets

Imperial Brand

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Dixie Brand

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Core Markets:	Core Markets:
Dallas/Ft. Worth	Atlanta	Raleigh/Greensboro
Houston	Jacksonville	Charlotte
San Antonio	Miami/Ft. Lauderdale	South Carolina
Corpus Christi	Orlando	Knoxville
Tampa/St. Petersburg

Source: IRI data from 52 week period ended 3/24/03

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Company Overview

Consumer Sales – Packaging (Before & After)

SINCE 1843 Imperial Sugar®

SINCE 1843
Imperial Sugar
PURE CANE
GRANULATED
NET WT. 4 LBS (1.81 kg)

Imperial Pure Cane Sugar
Dark Brown
Granulated
Powdered

DARK BROWN
Imperial Sugar
PURE CANE
DARK BROWN
LIGHT BROWN
POWDERED SUGAR

Imperial Sugar COMPANY
35

Company Overview

Consumer Sales – Packaging (Before & After)

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Company Overview

Consumer Sales – Packaging (Before & After)

Dixie Crystals
PURE CANE
SUGAR

PURE CANE
DIXIE CRYSTALS
SINCE 1917
PURE CANE
SUGAR
GRANULATED

PURE CANE
DIXIE CRYSTALS
SINCE 1917
POWDERED
DARK BROWN
LIGHT BROWN

36

Company Overview

Consumer Sales – Packaging (Before & After)

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Company Overview

Foodservice Sales

FY 2002

56%
30%
14%

Foodservice Sales by Product Type

85%
8%
7%
Brown
Granulated
Powdered

Foodservice Sales by Bag Size

46%
54%
40# - 100# packages
1# - 25# Package Sizes

Source: Company analysis

Imperial Sugar

37

Company Overview

Foodservice Sales

The Company’s foodservice business consists of bagged sugar formerly sold by Diamond Crystal Brands. Products include granulated, powdered and brown sugars.

Top 10 customers represent approximately 65% of foodservice revenue.

FY 2002

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Foodservice Sales by Product Type

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Foodservice Sales by Bag Size

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Source: Company analysis

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Company Overview

Business Differentiators

Industrial Marketplace

Customer logistics program to improve supply chain efficiencies (VMI / CRP)

Customer partnering to develop enhanced products

Renewed emphasis on industrial specialties

Collaborative forecasting

Use of technology to create efficiencies (company and customer)

Consumer Marketplace

Customer logistics program to improve supply chain efficiencies

Collaborative forecasting

Account profitability analysis (customers’ profitability)

Create consumer pull and store efficiencies through innovative packaging

Use of technology to create efficiencies (company and customer)

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Company Overview

Business Technology Initiatives

Extranet

A competitive differentiator

Allows customers access to key information 24/7

Have been taking orders for just over 1 year

Have processed 5,500 orders valued at $71 million to date

National Recognition from Wharton Business School award in May 2003 - bringing about change and transformation with the use of technology

Imperial’s Extranet was the “keynote” address at Novell’s Annual User Conference in April 2003

ERP

Currently upgrading and implementing PeopleSoft’s suite of financial and supply chain software

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Financial Overview

Financial Overview

Historical Perspective

$700
$600
$500
$400
$300
$200
$100
$-
Debt ($MM)
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$(1.00)
Spread ($/cwt.)
1997
1998
1999
2000
2001
2002
YTD March 2003
FYE
Total Company Debt ($MM)
Raw/Refined Spread ($/cwt.)

Imperial Sugar Company

41

Financial Overview

Historical Perspective

The Company increased its leverage to acquire Savannah Foods (1997) and Diamond Crystal Specialty Foods (1998) when sugar margins were strong.

Following the acquisitions, sugar margins declined due to an oversupply of refined sugar in the market. Depressed margins, huge debt burden, and management challenges resulted in the Chapter 11 filing in early 2001.

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Source: Company SEC filings(debt), NYBOT (raw prices) and Milling & Baking News (refined prices)

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Financial Overview

Historical Operating Performance

Net Sales ($ Millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1998
1999
2000
2001
2002
2002 PF

EBITDA ($ Millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1998
1999
2000
2001
2002

Interest Expense ($ Millions)
$60
$50
$40
$30
$20
$10
$0
1998
1999
2000
2001
2002

Source: Company SEC filings & Company analysis

42

Financial Overview

Historical Operating Performance

Net Sales ($ Millions)

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EBITDA

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Interest Expense ($ Millions)

[GRAPHIC]

Source: Company SEC filings & Company analysis

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Financial Overview

Calculation of EBITDA FY 1998 - 2002

$Millions	1998	1999	2000	2001	2002
Operating Income	$38.9	$47.9	$(27.8)	$(36.6)	$14.8
Depreciation & Amort.	45.8	51.3	52.0	47.3	18.7
EBITDA	$84.7	$99.2	$24.2	$10.7	$33.5

Source: Company analysis

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Financial Overview

DCB Divestiture Overview

DCB was sold in December to Hormel for a gross sales price of $121 million

As part of the DCB divestiture, Imperial sold the following product lines:

Packet, canister, and shaker products

Blended products

Retail channel products (non-sugar)

Imperial retained the bag sugar business to the foodservice channel

Imperial is DCB’s largest supplier of sugar under a 5-year supply agreement between Imperial and Hormel

New $175 million credit facility simultaneously executed:

$140 million revolver

$35 million term loan

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Financial Overview

Balance Sheet

$Millions	Sep. 2001	Sep. 2002	Mar. 2003
Cash & short-term investments	$10.1	$8.8	$52.5
Other current assets	240.5	214.9	173.1
Total current assets	250.6	223.7	225.6
Investment in securitization affiliate	19.9	13.9	0.0
Other investments	4.3	14.3	11.7
PP&E, net	275.5	206.7	142.4
Other assets	5.5	4.8	15.3
Total assets	$555.8	$463.4	$395.0
Short-term borrowings / current maturities	$4.3	$10.3	$35.1
Other current liabilities	158.7	129.6	109.0
Total current liabilities	162.9	139.9	144.1
Long-term debt, net of current maturities	226.8	148.9	12.1
Deferred employee benefits & other	86.4	76.3	113.2
Total liabilities	476.1	365.1	269.4
Shareholders’ equity	79.7	98.3	125.6
Total liabilities & shareholders’ equity	$555.8	$463.4	$395.0
Memo: Total debt including off-balance sheet
A/R securitization debt	$309.2	$220.6	$47.2

Source: Company SEC filings

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Financial Overview

Debt Outstanding

$Millions	Sep. 2001	Sep. 2002	Mar. 2003
Short-Term Borrowings	$0.5	$3.4	$0.8
Current Maturities of Long Term Debt	3.7	6.8	34.3
Long Term Debt, Net of Current Maturities	226.8	148.9	12.1
A/R Securitization Debt	78.1	61.5	—
Total Debt	$309.2	$220.6	$47.2
Cumulative Debt Reduction Since 9/01		$88.6	$261.9

Source: Company SEC filings

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Financial Overview

Fiscal Year 2002 Results Adjusted For Sale of DCB

$Millions	Historical FY 2002	DCB Adjustments	Pro-Forma FY 2002
Net Sales	$1,297.8	$(162.0)	$1,135.8
Gross Margin	101.3	(31.7)	69.6
Operating Income	14.8	(13.9)	0.9
Depreciation & Amortization	18.7	(3.7)	15.0
EBITDA	$33.5	$(17.6)	$15.9

Source: Company SEC filings and Company analysis

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Financial Overview

YTD 2003 Results

$Millions, except EPS	Q1	Q2	1st Half
	2003	2003	2003
Net Sales	$277.2	$239.7	$516.9
Cost of Sales	256.9	226.5	483.4
Gross Margin	20.3	13.2	33.5
SG&A	14.5	12.8	27.3
Discount on Receivables Sold	1.9	—	1.9
Depreciation & Amortization	3.4	5.3	8.7
Asset Impairment & Other	2.8	(0.1)	2.7
Operating Income	(2.3)	(4.8)	(7.1)
Income (Loss) from Continuing Ops.	$(5.6)	$(6.0)	$(11.6)
Net Income	$63.4	$(0.3)	$63.1
EPS (from Continuing Operations)	$(0.56)	$(0.60)	$(1.16)
EPS	$6.34	$(0.03)	$6.31

Source: Company SEC filings

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Financial Overview

EBITDA Analysis

The following table presents a reconciliation of EBITDA to operating income, which we believe is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles:

$Millions	Q1 2002	Q1 2003	Q2 2002	Q2 2003	1st Half 2002	1st Half 2003
Operating income	$(3.6)	$(2.3)	$0.9	$(4.8)	$(2.7)	$(7.1)
Depreciation & amortization	3.8	3.4	3.8	5.3	7.6	8.7
EBITDA	$0.2	$1.1	$4.7	$0.5	$4.9	$1.6
	Q1 2002	Q1 2003	Q2 2002	Q2 2003	1st Half 2002	1st Half 2003
Charges (Credits) Included in EBITDA:
Discount on receivables sold	$1.0	$1.9	$0.6	$—	$1.6	$1.9
Asset impairment—Sugar Land	—	2.2	—	0.5	—	2.7
Severance costs—Sugar Land	—	0.6	—	0.3	—	0.9
Severance costs—headquarters	—	—	—	0.8	—	0.8
Lease reserve settlement	—	—	—	(0.8)	—	(0.8)
Professional fees & expenses for restructuring	0.4	1.9	1.4	0.6	1.8	2.5
Trailing bankruptcy costs	0.3	0.2	1.1	0.1	1.4	0.3
Michigan lease	(2.2)	—	(3.9)	—	(6.1)	—
Worland lease	(0.2)	—	(0.1)	—	(0.3)	—
Total	$(0.7)	$6.8	$(0.9)	$1.5	$(1.6)	$8.3

Source: Company analysis

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Financial Overview

Capital Expenditures

CAPEX
$ Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1998
1999
2000
2001
2002
2003E

Source: Company SEC filings

Imperial Sugar Company

50

Financial Overview

Capital Expenditures

CAPEX

[GRAPHIC]

Source: Company SEC filings

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Financial Overview

Shares Outstanding

Company had 10.0 million shares of common stock outstanding at 3/31/03.

Maximum potential stock options under currently approved programs total approximately 1.7 million shares. As of 3/31/03, approximately 1.5 million options had been issued.

Warrants to purchase 1.1 million shares of common stock with a strike price of $31.89 are outstanding. These warrants expire on 8/29/08.

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Company Summary

Continue to upgrade management

Create greater emphasis on branded retail products

Improve packaging designs

Increase penetration of brand vs. private label

Increase penetration of brand in non-core regions

Possible territorial expansion

Within industrial

Seek value added solutions

Greater emphasis on industrial specialties

Develop closer relationship with growers in order to reduce earnings volatility

Improve earnings and cash flow

Implement PeopleSoft ERP

Internally move more to one company culture; improve cross functional coordination

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